UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2022

OpenLocker Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-24520	04-3021770
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

625 N. Flagler Drive, Suite 600

West Palm Beach, FL 33401

(Address of principal executive offices) (Zip code)

(305) 351-9195

(Registrant’s telephone number, including area code)

Descrypto Holdings, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As previously disclosed by OpenLocker Holdings, Inc. (f/k/a Descrypto Holdings, Inc.) (the “Company”), the Company filed an application with the Financial Industry Regulatory Association (“FINRA”) to change its name from “Descrypto Holdings, Inc.” to “OpenLocker Holdings, Inc.” and to change its ticker symbol. In connection therewith, on December 5, 2022, the Company filed with the Delaware Secretary of State a certificate of amendment to certificate of incorporation (the “Amendment”) in order to change its corporate name to OpenLocker Holdings, Inc. (the “Name Change”). As discussed in Item 8.01 below, the Name Change has been cleared by FINRA and will be effective for trading purposes on December 9, 2022.

The information set forth above is qualified in its entirety by reference to the actual terms of the Amendment, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On December 8, 2022, the Company issued a press release announcing that it has received notification from FINRA that its Name Change request and request for a new trading symbol have been processed. At the open of market trading on December 9, 2022, the Company’s quotation on OTC Markets will reflect the Company’s new name, “OpenLocker Holdings, Inc.”, and its common stock will trade under the new symbol, “OLKR”.

The press release also announced that, effective December 6, 2022, the Company has been granted a U.S. trademark for the name OPENLOCKER.

A copy of this press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information included in this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information set forth under this Item 7.01 shall not be deemed an admission as to the materiality of any information in this Item 7.01.

Item 8.01. Other Events.

Effective December 9, 2022 for trading purposes, the Company’s corporate name has been changed from “Descrypto Holdings, Inc.” to “OpenLocker Holdings, Inc.” No action is required by the Company’s current stockholders as a result of this change. Also effective December 9, 2022, the trading symbol for the Company’s common stock will change from “DSRO” to “OLKR”. The Company’s common stock will continue to be quoted on the OTCQB and the CUSIP will remain unchanged.

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description

3.1	Certificate of Amendment to Certificate of Incorporation, dated December 5 ,2022.
99.1	Press release issued by the registrant on December 8, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OpenLocker Holdings, Inc.

Date: December 8, 2022	/s/ Howard Gostfrand
Howard Gostfrand
Chief Executive Officer